UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2010 (March 8, 2010)

PERICOM SEMICONDUCTOR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California
 (State or Other Jurisdiction of Incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. Employer Identification No.)

3345 North First Street, San Jose, California 95134
 (Address of Principal Executive Offices) (Zip Code)

(408) 435-0800
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of Chief Financial Officer

On March 8, 2010, Aaron Tachibana was appointed as Pericom’s Senior Vice President, Finance and Chief Financial Officer.  He begins his employment on March 15, 2009.

Mr. Tachibana, age 49, served as Senior Vice President and Chief Financial Officer of Asyst Technologies, Inc. since August 2008.   He joined Asyst in June 2004 as Division Controller. Mr. Tachibana served with Asyst as Vice President, Finance, and Principal Accounting Officer from June 2007 to August 2008, Senior Director, FP&A and Operational Finance from January 2005 to May 2007, and Division Controller from June 2004 to December 2004. From December 2000 to June 2003, Mr. Tachibana was Vice President, Corporate Planning & Development of Allied Telesyn, Inc., a provider of networking solutions. From November 1999 to October 2000, he served as Vice President, Chief Financial Officer of TapCast, Inc., a provider of software applications and content delivery to wireless devices, and from July 1997 to October 1999, he was Vice President, Controller of TeraStor Corporation, a provider of optical recording and storage devices. Mr. Tachibana also previously held financial management positions with Maxtor Corporation and was a member of the Financial Management program at the General Electric Company. Mr. Tachibana holds a Bachelor’s degree in Business Administration — Finance, from San Jose State University.

Under his offer letter with Pericom, Mr. Tachibana is engaged as an at will employee with an initial base annual salary of $220,000.  He will participate in Pericom’s annual fiscal year bonus plan based on corporate and individual goals, and is entitled to a guaranteed bonus equal to 35% of his base salary for 2010, pro rated for the period in 2010 he is employed.  Pericom will recommend that its Board of Directors grant equity awards to Mr. Tachibana consisting of an option to purchase 50,000 shares of Pericom common stock and 25,000 shares of restricted stock units (RSU’s).  The option is expected to vest 25% after one year of employment with the remaining shares to vest at the rate of 1/36th per month over the next three years, and will expire ten years from the date of grant.  The RSU’s will vest in four years.

As discussed in the attached press release, Pericom’s current chief financial officer, Angela Chen, will become its Senior Vice President, Finance Asia, heading Pericom’s finance and accounting functions in Asia.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Alex C. Hui
Alex C. Hui
Chief Executive Officer

Date: March 15, 2010